BLACKROCK FUNDS II

BlackRock Inflation Protected Bond Portfolio

Investor and Institutional Shares

(the “Fund”)

Supplement dated June 9, 2017 to the Summary Prospectus dated April 28, 2017, as amended and supplemented to date

Effective as of June 12, 2017, BlackRock Advisors, LLC (“BlackRock”) has agreed to reduce the Fund’s contractual management fee rate. Accordingly, the Fund’s Summary Prospectus is amended as follows:

The section of the Fund’s Summary Prospectus entitled “Key Facts About BlackRock Inflation Protected Bond Portfolio — Fees and Expenses of the Fund” is deleted in its entirety and replaced with the following:

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $25,000 in the fund complex advised by BlackRock Advisors, LLC (“BlackRock”) or its affiliates. More information about these and other discounts is available from your financial professional or your selected securities dealer, broker, investment adviser, service provider or industry professional (including BlackRock, The PNC Financial Services Group, Inc. (“PNC”) and their respective affiliates) (each a “Financial Intermediary”) and in the “Details About the Share Classes” section on page 25 and the “Intermediary-Defined Sales Charge Waiver Policies” section of the Fund’s prospectus and in the “Purchase of Shares” section on page II-78 of Part II of the Fund’s Statement of Additional Information.

Shareholder Fees (fees paid directly from your investment)	Investor A Shares	Investor C Shares	Institutional Shares
Maximum Sales Charge (Load) Imposed on Purchases (as percentage of offering price)	4.00%	None	None
Maximum Deferred Sales Charge (Load) (as percentage of offering price or redemption proceeds, whichever is lower)	None[1]	1.00%[2]	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Investor A Shares	Investor C Shares	Institutional Shares
Management Fee[3,4]	0.24%	0.24%	0.24%
Distribution and/or Service (12b-1 Fees)	0.25%	1.00%	None
Other Expenses	0.48%	0.32%	0.32%
Interest Expense	0.04%	0.04%	0.04%
Miscellaneous Other Expenses	0.44%	0.28%	0.28%
Other Expenses of the Subsidiary[5]	—	—	—
Total Annual Fund Operating Expenses[6]	0.97%	1.56%	0.56%
Fee Waivers and/or Expense Reimbursements[4,7]	(0.33)%	(0.17)%	(0.17)%
Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements[4,7]	0.64%	1.39%	0.39%

[1]	A contingent deferred sales charge (“CDSC”) of 0.15% is assessed on certain redemptions of Investor A Shares made within 18 months after purchase where no initial sales charge was paid at the time of purchase as part of an investment of $1,000,000 or more.
[2]	There is no CDSC on Investor C Shares after one year.
[3]	The Management Fee has been restated to reflect current fees.
[4]

As described in the “Management of the Fund” section of the Fund’s prospectus beginning on page 38, BlackRock has contractually agreed to waive the management fee with respect to any portion of the Fund’s assets estimated to be attributable to investments in other equity and fixed-income mutual funds and exchange-traded funds managed by BlackRock or its affiliates that have a contractual management fee, through April 30, 2019. The contractual agreement may be terminated upon 90 days’ notice by a majority of the non-interested trustees of BlackRock Funds II (the “Trust”) or by a vote of a majority of the outstanding voting securities of the Fund.
[5]	Other Expenses of BlackRock Cayman Inflation Protected Bond Portfolio, Ltd. (the “Subsidiary”) are based on estimated amounts for the current fiscal year of less than 0.01%.
[6]	The Total Annual Fund Operating Expenses do not correlate to the ratios of expenses to average net assets given in the Fund’s most recent annual report, which do not include the restatement of Management Fees to reflect current expense.
[7]	As described in the “Management of the Fund” section of the Fund’s prospectus beginning on page 38, BlackRock has contractually agreed to waive and/or reimburse fees or expenses in order to limit Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements (excluding Dividend Expense, Interest Expense, Acquired Fund Fees and Expenses and certain other Fund expenses) to 0.60% (for Investor A Shares), 1.35% (for Investor C Shares) and 0.35% (for Institutional Shares) of average daily net assets through April 30, 2019. The Fund may have to repay some of these waivers and/or reimbursements to BlackRock in the two years following such waivers and/or reimbursements. The contractual agreement may be terminated upon 90 days’ notice by a majority of the non-interested trustees of the Trust or by a vote of a majority of the outstanding voting securities of the Fund.

Example:

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Investor A Shares	$463	$665	$884	$1,513
Investor C Shares	$242	$476	$834	$1,842
Institutional Shares	$40	$378	$739	$1,757

You would pay the following expenses if you did not redeem your shares:

	1 Year	3 Years	5 Years	10 Years
Investor C Shares	$142	$476	$834	$1,842

Portfolio Turnover:

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the fiscal year ended September 30, 2016, the portfolio turnover rate of the Fund was 45% of the average value of the Fund’s portfolio. For the three-month period ended December 31, 2016, the portfolio turnover rate of the Fund was 7% (not annualized) of the average value of the Fund’s portfolio. The Fund has changed its fiscal year end from September 30 to December 31.

Shareholders should retain this Supplement for future reference.

SPR-TIPS-0617SUP